UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                December 6, 2005

                          Lehman Brothers Holdings Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          1-9466                                          13-3216325
(Commission File Number)                       (IRS Employer Identification No.)

       745 Seventh Avenue
       New York, New York                                               10019
(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 526-7000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

        Lehman Brothers Holdings Inc. may, from time to time in the future, grant various awards to its executive officers under the Lehman Brothers Holdings Inc. 2005 Stock Incentive Plan, as amended. Forms of award grant agreements are attached hereto as exhibits and are hereby incorporated by reference.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits.

10.1 Form of Agreement evidencing a grant of Restricted Stock Units to Executive Officers under the Lehman Brothers Holdings Inc. 2005 Stock Incentive Plan, as amended.

10.2 Form of Agreement evidencing a grant of Nonqualified Stock Options to Executive Officers under the Lehman Brothers Holdings Inc. 2005 Stock Incentive Plan, as amended.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                          LEHMAN BROTHERS HOLDINGS INC.


Date:    December 6, 2005              By: /s/ James J. Killerlane III
                                           -------------------------------------
                                           Name:  James J. Killerlane III
                                           Title: Vice President and
                                                  Assistant Secretary

                                  EXHIBIT INDEX

10.1 Form of Agreement evidencing a grant of Restricted Stock Units to Executive Officers under the Lehman Brothers Holdings Inc. 2005 Stock Incentive Plan, as amended.

10.2 Form of Agreement evidencing a grant of Nonqualified Stock Options to Executive Officers under the Lehman Brothers Holdings Inc. 2005 Stock Incentive Plan, as amended.